Thrivent Mutual Funds

Supplement to Statement of Additional Information (SAI) Dated February 28, 2009

with Respect to

Thrivent Partner Mid Cap Value Fund

Effective July 1, 2009, the advisory fees disclosed on page 57 of the SAI with respect to the Thrivent Partner Mid Cap Value Fund are revised as follows:

Thrivent Partner Mid Cap Value Fund
First $200 million:	0.750%
Over $200 million:	0.700%

In addition, effective July 1, 2009, the first two sentences of the first paragraph on page 62 of the SAI are deleted in their entirety and replaced with the following two sentences:

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of the first $200 million of the average daily net assets managed by GSAM and 0.45% of average daily net assets managed by GSAM in excess of $200 million.

The date of this Supplement is June 25, 2009

Please include this Supplement with your SAI

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